UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 17, 2026
(Date of earliest event reported)

BBCMS Mortgage Trust 2026-M1
(Central Index Key Number 0002152423)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

Bank of Montreal

(Central Index Key Number 0000927971)

(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-286968-09	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On September 17, 2026, Barclays Capital Inc. (“Barclays”), SG Americas Securities, LLC (“SGAS”), BMO Capital Markets Corp. (“BMO Capital Markets”), Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with Barclays, SGAS, BMO Capital Markets, GS&Co., CGMI and Academy, the “Underwriters”) entered into an agreement with Barclays Commercial Mortgage Securities LLC (the “Registrant”) and Barclays Capital Real Estate Inc. (“BCREI”), dated as of September 17, 2026 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on September 30, 2026 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $548,273,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $105,406,600, to Barclays, SGAS, BMO Capital Markets, GS&Co., CGMI, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of September 17, 2026 (the “Certificate Purchase Agreement”), among the Registrant, BCREI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2026-M1, Commercial Mortgage Pass-Through Certificates, Series 2026-M1 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of September 1, 2026, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-2, Class A-3, Class X-A, Class A-S and Class B Certificates (collectively, the “Public Certificates”) and (ii) Class C, Class D, Class E, Class F, Class G-RR, Class J-RR, Class K-RR, Class L-RR and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Franklin 8 Pack	4.4	N/A
Wescott Apartments	4.5	N/A(1)
Edison Grand	4.6	4.2

1351 Jerome Avenue	4.7	N/A
The Landing	4.8	4.3
Summit Orange Crossing	4.9	N/A(1)

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2026-M1 (the “Issuing Entity”), a common law trust fund to be formed on September 30, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of thirty-seven multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCREI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of September 30, 2026, between the Registrant and BCREI (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of September 30, 2026, between the Registrant and SGFC (the “SGFC Mortgage Loan Purchase Agreement”), (iii) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of September 30, 2026, between the Registrant and BMO (the “BMO Mortgage Loan Purchase Agreement”), (iv) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of September 30, 2026, between the Registrant and GSMC (the “GSMC Mortgage Loan Purchase Agreement”), (v) BSPRT CMBS Finance, LLC (“BSPRT”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of September 30, 2026, among the Registrant, BSPRT and Franklin BSP Realty Trust, Inc. (the “BSPRT Mortgage Loan Purchase Agreement”), (vi) Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of September 30, 2026, between the Registrant and CREFI (the “CREFI Mortgage Loan Purchase Agreement”) and (vii) Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of September 30, 2026, between the Registrant and SMC (the “SMC Mortgage Loan Purchase Agreement”).

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated September 18, 2026 (the “Prospectus”) and as filed with the Securities and Exchange Commission on September 21, 2026. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of September 18, 2026.

The related registration statement (file no. 333-286968) was originally declared effective on May 23, 2025.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of September 17, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., SG Americas Securities, LLC, BMO Capital Markets Corp., Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Barclays Capital Real Estate Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of September 1, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of July 1, 2026, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Citibank, N.A., as certificate administrator, Wilmington Savings Fund Society, FSB, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of August 1, 2026, between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Agreement Between Note Holders, dated as of May 6, 2026, by and between Barclays Capital Real Estate Inc., as the Note A-1 Holder, Barclays Capital Real Estate Inc, as the Note A-2 Holder and Barclays Capital Real Estate Inc. as the Note A-3 Holder.
Exhibit 4.5	Agreement Between Note Holders, dated as of September 1, 2026, by and among Societe Generale Financial Corporation, as Initial Note A-1 Holder, Societe Generale Financial Corporation, as Initial Note A-2 Holder and Societe Generale Financial Corporation, as Initial Note A-3 Holder.
Exhibit 4.6	Co-Lender Agreement, dated as of June 24, 2026, by and between Citi Real Estate Funding Inc. as Initial Note A-1 Holder and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.7	Agreement Between Noteholders, dated as of August 11, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Morgan Stanley Capital Holdings LLC, as Initial Note A-2 Holder and Argentic Real Estate Finance 2 LLC, as Initial Note A-3 Holder.

Exhibit 4.8	Agreement Between Note Holders, dated as of June 10, 2026, by and between Bank of Montreal, as Initial Note A-1 Holder, Bank of Montreal, as Initial Note A-2 Holder, Bank of Montreal, as Initial Note A-3 Holder, Bank of Montreal, as Initial Note A-4 Holder, Bank of Montreal, as Initial Note A-5 Holder, Bank of Montreal, as Initial Note A-6 Holder, Bank of Montreal, as Initial Note A-7 Holder, Bank of Montreal, as Initial Note A-8 Holder, Bank of Montreal, as Initial Note A-9 Holder and Bank of Montreal, as Initial Note A-10 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of May 29, 2026, by and between Bank of Montreal, as Initial Note A-1 Holder and Bank of Montreal, as Initial Note A-2 Holder.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 18, 2026.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, between Barclays Capital Real Estate Inc., as seller and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, between Societe Generale Financial Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, between Goldman Sachs Mortgage Company, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, between Citi Real Estate Funding Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of September 30, 2026, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 21, 2026	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Schmidt
		Name:	Daniel Schmidt
		Title:	Authorized Signatory